UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2006

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On February 13, 2006, Teleglobe International Holdings Ltd (“Teleglobe”) announced the completion of the amalgamation transaction with Videsh Sanchar Nigam Limited (“VSNL”) and VSNL Telecommunications (Bermuda) Ltd., a wholly owned subsidiary of VSNL (“Amalgamation Sub”). As a result of the transaction, Teleglobe amalgamated with Amalgamation Sub with the resulting company becoming a wholly owned subsidiary of VSNL, as more fully described in the press release filed as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Exhibits

(c)	Exhibits

10.1	Press Release dated February 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe International Holdings Ltd

Date: February 14, 2006